UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2004
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                               INFOCROSSING, INC.
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                 (Exact name of issuer as specified in Charter)


                    Delaware              0-20824         13-3252333
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         (State or Other Jurisdiction   Commission      (IRS Employer
              of Incorporation)         File Number   Identification No.)

              2 Christie Heights Street Leonia, New Jersey    07605
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              (Address of Principal Executive Offices)   (Zip Code)

       Registrant's telephone number, including area code (201) 840-4700
                                                          --------------

                                       N/A
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)






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ITEM 9.  REGULATION FD DISCLOSURE and
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the projections set forth below and, in some cases, can otherwise be identified by terminology such as "may," "will," "should," "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," or "continue," the negative of these terms or other comparable terminology. These statements involve a number of risks and uncertainties including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulty with the integration of SMS; and other risks. For any of these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report and are based on information currently and reasonably known. The Company undertakes no obligation to release any revisions to or update these forward-looking statements to reflect events or circumstances that occur after the date of this Report or to reflect the occurrence or effect of anticipated or unanticipated events.

The Company announced today its results for the three months and year ended December 31, 2003 by means of the press release attached as Exhibit 99.1.

The Company held a conference call today to discuss these results at 11:00 AM. There will be a playback available until March 25, 2004. To listen to the playback, please call 877-519-4471 when calling within the United States or 973-341-3080 when calling internationally. Please use pass code 4597874 for the replay. A press release announcing this call was disseminated on March 11, 2004. This earlier release is attached as Exhibit 99.2.

"EBITDA" as used in the earnings release is defined as earnings before income taxes, depreciation, amortization, and interest. EBITDA should not be considered as an alternative to operating income, as defined by generally accepted accounting principles, as an indicator of our operating performance, or to cash flows, as a measure of liquidity. A table reconciling EBITDA to Net Income is included in the earnings release.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFOCROSSING, INC.


Date:  March 18, 2004                   /s/ WILLIAM J. McHALE
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                                        William J. McHale
                                        Senior Vice President of Finance